UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2042 Corte Del Nogal, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

(760) 918-9165

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 21, 2022, Qualigen Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (“Agreement”) with Alpha Capital Anstalt (“Alpha”), pursuant to which it agreed to issue to Alpha, an 8% Senior Convertible Debenture (the “Debenture”) in the aggregate principal amount of $3,300,000 for a purchase price of $3,000,000. The Debenture will be convertible, at any time, and from time to time, at Alpha’s option, into shares of common stock of the Company (the “Conversion Shares”), at a price equal to $1.32 per share, subject to adjustment as described in the Debenture (the “Conversion Price”).

Pursuant to the terms of the Agreement, the Company also agreed to issue to Alpha a common stock purchase warrant (the “Warrant”) to purchase a number of shares of the common stock of the Company (the “Warrant Shares,” and, together with the Conversion Shares, and any other shares of common stock of the Company that may otherwise become issuable pursuant to the terms of the Debenture and Warrant, the “Underlying Shares”), equal to the number of Conversion Shares issuable upon conversion of the Debenture as of the closing date.

The transactions contemplated by the Agreement closed on December 22, 2022 (the “Closing Date”), at which time the Company delivered to Alpha the Debenture and the Warrant, as described above (the “Transaction”). The exercise price of the Warrant (the “Exercise Price”) is $1.65 (equal to 125% of the Conversion Price of the Debenture on the Closing Date). The Warrant entitles Alpha to purchase up to 2,500,000 shares of common stock of the Company and may be exercised by Alpha, in whole or in part, at any time on or after June 22, 2023 and before June 22, 2028.

The proceeds from the Transaction will be dedicated to the Company’s efforts of advancing its QN-302 Investigative New Drug candidate towards clinical trials and other working capital purposes.

Commencing June 1, 2023 and continuing on the first day of each month thereafter until the earlier of (i) December 22, 2025 (the “Maturity Date”) and (ii) the full redemption of the Debenture (each such date, a “Monthly Redemption Date”), the Company will redeem $110,000 plus accrued but unpaid interest, liquidated damages and any amounts then owing under the Debenture (the “Monthly Redemption Amount”). The Monthly Redemption Amount will be paid in cash; provided that after the first two monthly redemptions, the Company may elect to pay all or a portion of a Monthly Redemption Amount in shares of common stock of the Company, based on a conversion price equal to the lesser of (i) the then Conversion Price of the Debenture and (ii) 85% of the average of the VWAPs (as defined in the Debenture) for the five consecutive trading days ending on the trading day that is immediately prior to the applicable Monthly Redemption Date. The Company may also redeem some or all of the then outstanding principal amount of the Debenture at any time for cash in an amount equal to 105% of the then outstanding principal amount of the Debenture being redeemed plus accrued but unpaid interest, liquidated damages and any amounts then owing under the Debenture. These monthly redemption and optional redemptions are subject to the satisfaction of the Equity Conditions (as defined in the Debenture), which includes a condition that any shares to be issued to Alpha (including as redemption, interest or otherwise, under the Debenture and/or Warrant) may not exceed, in the aggregate, 19.99% of the number of shares of common stock of the Company outstanding on the date the Agreement is signed unless and until the Company has obtained stockholder approval.

The Debenture accrues interest at the rate of 8% per annum, which does not begin accruing until December 1, 2023, and will be payable on a quarterly basis. Interest may be paid in cash or shares of common stock of the Company or a combination thereof at the option of the Company; provided that interest may only be paid in shares if the Equity Conditions (as defined in the Debenture) have been satisfied, including the stockholder approval condition as described above.

Both the Debenture and the Warrant provide for adjustments to the Conversion Price and Exercise Price, respectively, in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions. Both the Debenture and the Warrant include a beneficial ownership blocker of 9.99%, which may only be waived by Alpha upon 61 days’ notice to the Company.

Pursuant to the terms of the Agreement, the Company agreed to file a prospectus supplement to the Company’s registration statement on Form S-3 (No. 333-266430) (the “Existing S-3”) with the Securities and Exchange Commission (the “SEC”) to register under the Securities Act of 1933, as amended (the “Securities Act”), the issuance of the maximum number of Underlying Shares that it may register on the Existing S-3 pursuant to Instruction I.B.6 of Form S-3 as soon as reasonably practicable after the closing.

In addition, pursuant to the terms of the Agreement, the Company also entered into a registration rights agreement with Alpha (the “Registration Rights Agreement”), on the Closing Date, pursuant to which it agreed to file one or more registration statements, as necessary, and to the extent permissible, to register under the Securities Act the resale of the remaining Underlying Shares not otherwise registered under the Existing S-3. The Registration Rights Agreement requires that the Company file, within 30 days after signing, a resale registration statement and use commercially reasonable efforts to cause the resale registration statement to be declared effective by the SEC on or before the 60th calendar day following the date of signing of the Registration Rights Agreement (or 120 days if such registration statement is subject to full review by the SEC).

The foregoing descriptions of the Agreement, the Debenture, the Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.1, 10.2, 4.1 and 10.3, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Debenture and the Warrant is incorporated into this Item 3.02 by reference.

The Debenture and the Warrant will not to be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act for transactions not involving a public offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Common Stock Purchase Warrant for 2,500,000 shares in favor of Alpha Capital Anstalt, dated December 22, 2022

10.1	Securities Purchase Agreement, dated December 21, 2022, by and between Qualigen Therapeutics, Inc. and Alpha Capital Anstalt

10.2	8% Senior Convertible Debenture Due December 22, 2025

10.3	Registration Rights Agreement, dated December 22, 2022, by and between Qualigen Therapeutics, Inc. and Alpha Capital Anstalt

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: December 22, 2022	By:	/s/ Michael S. Poirier
Michael S. Poirier, Chief Executive Officer